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                                                                   EXHIBIT 23.3


                       CONSENT OF HANIFEN IMHOFF, INC.


     We consent to the use of our name in the Pennaco Energy, Inc. Registration Statement on Form SB-2 under the heading "BUSINESS."


                                       /s/ Hanifen Imhoff, Inc.
                                       ----------------------------------------
                                       Hanifen Imhoff, Inc.


Denver, Colorado
July 7, 1999